Filed pursuant to Rule 497(e)
File Nos.: 811-22378 and 333-164298

DoubleLine Funds Trust

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

Supplement dated April 27, 2010

to the DoubleLine Funds Prospectus for the Class N shares dated April 2, 2010, as supplemented

(the “Prospectus”)

Disclosure Relating to Example

The table at the end of the example on page 8 of the Prospectus in the section “Fund Summary DoubleLine Core Fixed Income Fund—Fees and Expenses of the Fund—Example” is replaced with the following:

1 Year	$76
3 Years	$247

The table at the end of the example on page 15 of the Prospectus in the section “Fund Summary DoubleLine Emerging Markets Fixed Income Fund—Fees and Expenses of the Fund—Example” is replaced with the following:

1 Year	$122
3 Years	$398

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

DLPROSUPN DoubleLine Pro Sup Class N (April 27, 2010)